Exhibit 13.1

CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Annual Report on Form 20-F of Arco Platform Limited (the “Company”) for the fiscal year ended December 31, 2022 (the “Report”), I, Ari de Sá Cavalcante Neto, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Arco Platform Limited

Date:	March 30, 2023	By:	/s/ Ari de Sá Cavalcante Neto
			Name:	Ari de Sá Cavalcante Neto
			Title:	CEO